EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of REGENT TECHNOLOGIES, INC. (the “Company”) on Form 10-K for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of and for the periods presented in the Report.

Date: March 31, 2015

	By:	/s/ David A. Nelson
David A. Nelson
Chief Executive Officer and Principal Accounting Officer